                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive Information Statement

                       Caring Products International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       CARING PRODUCTS INTERNATIONAL, INC.

                              7025 E. First Avenue
                                     Suite 5
                              Scottsdale, AZ 85251


                              INFORMATION STATEMENT

         PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

                   APPROXIMATE DATE OF MAILING: JUNE 25, 2001

Dear Shareholders:

         This Information Statement is furnished by the Board of Directors (the "Board") of Caring Products International, Inc. (the "Company") to inform the shareholders of the Company of the approval of certain shareholders' actions. This Information Statement will be mailed to holders of record of common stock, par value $0.01 (the "Common Stock"), of the Company as of the record date. The record date for determining shareholders entitled to receive this Information Statement has been established as of the close of business on June 21, 2001. On that date, the Company had outstanding and entitled to vote 12,056,344 shares of Common Stock. Specifically, this Information Statement relates to the following matters:

               1. Shareholders' approval of the 2001 Employee Stock Compensation Plan.

               2. Shareholders' approval of an amendment to the Company's certificate of incorporation (a) effectuating a one for one hundred reverse stock split and (b) increasing the number of shares of Common Stock the Company is authorized to issue to 100,000,000.

In May 2001, one shareholder owning 9,000,000 shares of Common Stock, or approximately 75% of the issued and outstanding Common Stock, consented in writing to the matters described herein. As a result, these matters were approved by the majority required by law and no further votes will be needed.


              NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS
            IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

               INTERESTS OF CERTAIN PERSONS IN MATTERS ACTED UPON

         The Company's current officers and directors will be eligible for participation under the Company's 2001 Employee Stock Compensation Plan (as discussed below). To date, no awards have been made to the current officers and directors of the Company under such plan.

                               EXECUTIVE OFFICERS
         The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board.

                               YEAR BECAME AN
NAME             AGE          EXECUTIVE OFFICER              POSITIONS
----             ---          -----------------              ---------
Ian W. Rice      61                 2001                  Chairman and President


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of the date hereof, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each director and officer of the Company and (ii) all directors and officers as a group. The number of shares of Common Stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission (the "Commission"), including any shares of Common Stock as to which a person has sole or shared voting or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. Other than as set forth in the table, to the Company's knowledge, there are no beneficial owners of 5% or more of the Common Stock. The address of each shareholder is c/o the Company, 7025 E. First Avenue, Suite 5, Scottsdale, AZ 85251.

                                                 NUMBER OF            PERCENT
NAME OF BENEFICIAL OWNER                         SHARES OWNED          OWNED
------------------------                         ------------          -----
Raymond A. Bills, Director                        9,000,000             74.6%

Ian W. Rice, Chairman, President and a Director           0             --

Susan A. Schreter, Director                         496,394(1)           4.1%

All Executive Officers and Directors
as a Group (3 persons)..........................  9,496,394             78.7%

---------------------

(1) Includes 327,500 shares which Ms. Schreter has the right to acquire within 60 days.


1.   APPROVAL OF 2001 EMPLOYEE STOCK COMPENSATION PLAN

The Board has adopted the 2001 Employee Stock Compensation Plan (the "Plan"), which adoption has been ratified and approved by the necessary number of shareholders' votes.

The Plan is intended to further the growth and advance the best interests of the Company by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage a sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for stock compensation through the award of the Company's Common Stock.

SUMMARY
The following summary of the Plan is not intended to be complete and is qualified in its entirety by reference to the Plan itself, a copy of which is attached hereto as EXHIBIT A.

The Board of Directors may appoint a Compensation Committee of the Board of Directors (the "Committee") to administer the Plan. In the absence of such appointment, the Board of Directors will be responsible for the administration of this Plan. The Committee will have sole power to award Common Shares under the Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of the Plan. Awards of shares under the Plan may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an employee.


SHARES SUBJECT TO THE PLAN
The maximum number of shares which may be awarded under the Plan is 5,000,000. However, no award may be issued that would bring the total of all outstanding awards under the Plan to more than 20% of the total number of shares of Common Stock of the Company at the time outstanding. It is the intention of the Company that the Effective Date of the Plan be later than the effective date of the Reverse Stock Split and Common Stock Increase (See "APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO (a) EFFECT A ONE FOR ONE HUNDRED REVERSE STOCK SPLIT AND (b) INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK," below), and the maximum number of shares subject to the Plan has already been adjusted accordingly.


PERSONS ELIGIBLE TO RECEIVE AWARDS
Awards may generally be granted to (i) executive officers, officers and directors (including advisory and other special directors) of the Company; (ii) full-time and part-time employees of the Company; (iii) natural persons engaged by the Company as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company.


GRANTS OR AWARDS OF SHARES
Generally, the Committee has complete discretion to determine when and to which employees shares are to be granted, and the number of shares to be awarded to each employee. Grants to employees may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law. Shares awarded other than for services rendered may not be sold at less than the fair value of the Common Stock on the date of grant.


FEDERAL INCOME TAX CONSEQUENCES
A summary of the federal income tax consequences of receiving shares under the Plan is set forth below. The following discussion is based upon present federal tax laws and does not purport to be a complete discussion of the consequences of receiving shares under the Plan. Any specific questions which a recipient may have concerning the tax consequences should therefore be referred to his or her individual tax advisers.

A recipient will realize compensation income in an amount equal to the fair market value of the shares received less any amount paid for such stock at a time when the employee's rights with respect to such stock are no longer subject to a substantial risk of forfeiture unless the employee otherwise elects pursuant to a special election provided in Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Dividends paid to the employee during a period of restriction will be taxable as compensation income unless the election referred to in the preceding sentence has been made. The Company will be entitled to a deduction under the Code and equal to the amount of compensation income that is realized by the recipient provided applicable withholding requirements are met.

WITHHOLDING OF TAXES
The Company may require that the employee pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of granting shares under the Plan, in such amount as the Company in its discretion may determine. In lieu of part or all of any such payment, the employee may elect to have the Company withhold from the shares issued under the Plan a sufficient number of shares to satisfy such withholding obligations. If the Company becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of shares under the Plan, and the employee fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the employee (which will be in addition to any required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay in respect of the award of shares under the Plan.


PLAN TERMINATION DATE
The Plan will terminate on the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors or unless extended by the Board of Directors, after which time no incentive award grants may be authorized under the Plan.


AMENDMENT OF THE PLAN
The Committee has absolute discretion to amend the Plan. However, the Committee has no authority to extend the term of the Plan, to increase the number of shares subject to award under the Plan or to amend the definition of "Employee" under the Plan.


2. APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO (A) EFFECT A ONE FOR ONE HUNDRED REVERSE STOCK SPLIT AND (B) INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

AMENDMENT TO THE CERTIFICATE OF INCORPORATION
The Board of Directors and one shareholder holding the necessary number of votes have approved an amendment of the Company's Certificate of Incorporation (the "Amendment") to the first paragraph of Article FOURTH of the Company's Certificate of Incorporation, as previously amended (the "Certificate of Incorporation"), to (a) effect a one for one hundred reverse stock split (the "Reverse Stock Split") and (b) increase the total amount of the Company's authorized Common Stock to 100,000,000 shares (the "Capital Stock Increase"). Currently, the Company is authorized to issue 15,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"). There are currently no shares of Preferred Stock issued. The Capital Stock Increase will not affect the authorized number of shares of Preferred Stock. As amended, the first paragraph of Article FOURTH shall read in its entirety as follows:

           "FOURTH. The Corporation shall have authority to issue an aggregate of One Hundred One Million (101,000,000) shares of capital stock, of which 1,000,000 shares shall be classified as Preferred Stock, par value $0.01 per share, and 100,000,000 shares shall be classified as Common Stock, par value $0.01 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value. Each 100 shares of Common Stock outstanding at 9:00 a.m. on July 16, 2001 shall be deemed to be one share of Common Stock of the Corporation, par value $0.01 per share."

As of June 21, 2001, there were 12,056,344 shares of Common Stock outstanding. Assuming no additional issuances, there will be approximately 120,563 shares of Common Stock (the "New Common Stock") issued and outstanding upon the filing of the Amendment with the Secretary of State of Delaware (the "Effective Date"). As a result of rounding, the actual number of shares may vary slightly.

The Reverse Stock Split and the Capital Stock Increase will be effected by filing a Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment") with the Secretary of State of Delaware. The Certificate of Amendment, attached as EXHIBIT B, will be filed with the Secretary of State of Delaware approximately twenty (20) days after the mailing of this Information Statement, and the Reverse Stock Split and Capital Stock Increase will become effective immediately upon such filing.


REASONS FOR REVERSE STOCK SPLIT
The Reverse Stock Split has been recommended by the Board to make the Company more attractive to potential sellers of businesses to be acquired by the Company. The Company does not currently have any operations and its principal activity has been to seek business opportunities. As the Company has no substantial assets, the Board anticipates that it will have to issue shares of Common Stock in order to acquire a business. The Board believes that the Company will have to issue fewer shares of New Common Stock to the sellers of such business and therefore the total number of issued and outstanding shares of New Common Stock after any such acquisition would be reduced to a level more readily acceptable to such sellers. In addition, although the Common Stock is admitted for trading on the OTC Electronic Bulletin Board, there has been no active market for the Common Stock. The Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Stock Split may stimulate interest in the New Common Stock and a market for such shares may develop, although there can be no assurance that any such market will develop. The Company does not have any pending acquisitions and there can be no assurance that a suitable business opportunity will be effected even if the Amendment is adopted.


PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT
Upon filing of the Certificate of Amendment with the Secretary of State of
Delaware:

         1. The Reverse Stock Split will result in each 100 presently issued and outstanding shares of Common Stock being automatically converted into one share of New Common Stock. No further action on the part of any shareholder will be necessary to effect this conversion. Stock certificates representing the Common Stock will automatically be deemed to represent the appropriate number of shares of New Common Stock.

         2. As a result of the Reverse Stock Split, an active market may develop for the New Common Stock on the OTC Electronic Bulletin Board and the price per share may increase to reflect the reduced number of shares of New Common Stock issued and outstanding. THERE CAN BE NO ASSURANCE THAT AN ACTIVE PUBLIC TRADING MARKET MAY DEVELOP OR THAT THE PRICE PER SHARE MAY INCREASE OR THAT ANY SUCH MARKET OR INCREASE WILL REMAIN FOLLOWING THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT.

         3. The Reverse Stock Split will not have any effect on the par value of each share of Common Stock which will remain at $0.01 per share.

         4. Any shareholder who owns other than even increments of 100 shares of Common Stock after the Reverse Split (an "Odd Lot") may incur increased transaction costs, such as brokerage fees, in connection with the sale of such Odd Lot.

         5. The New Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The voting rights and other rights that accompany the Common Stock will not be altered by the Reverse Stock Split. The Reverse Stock Split will not affect any shareholder's proportionate equity ownership of the Company. However, the reduction in the number of outstanding shares caused by the Reverse Stock Split will increase proportionately the Company's reported earnings or loss per share and book value per share.

EXCHANGE OF STOCK CERTIFICATES
Beginning on the Effective Date, each certificate representing shares of the Common Stock, will be deemed for all corporate purposes to evidence ownership of shares of New Common Stock. Accordingly, shareholders may, but need not, surrender and exchange their certificates representing shares of existing Common Stock. SHAREHOLDERS SHOULD NOT SUBMIT ANY STOCK CERTIFICATES TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT UNTIL REQUESTED TO DO SO. No service charge will be payable by shareholders in connection with the exchange of certificates as all costs will be borne by the Company.


NO FRACTIONAL SHARES; NO REDUCTION TO ZERO
No fractional certificates will be issued in connection with the Reverse Stock Split. On the Effective Date, shareholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by 100, will be entitled, in lieu thereof, to receive such number of shares as rounded up to the nearest whole share. Any shareholder who holds less than one hundred shares will be entitled to receive one share.


DISSENTERS' RIGHTS
Under the provisions of the applicable Delaware General Corporation Law, shareholders are not provided with dissenters' rights or rights of appraisal in connection with a reverse stock split of any class.


FEDERAL INCOME TAX CONSEQUENCES
A summary of the federal income tax consequences of the Reverse Stock Split is set forth below. The following discussion is based upon present federal tax laws and does not purport to be a complete discussion of the consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (E.G., non-resident aliens, broker-dealers, or insurance companies). Accordingly, shareholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on their own individual tax status. The Reverse Stock Split will be treated as a tax-free recapitalization of the Company and as a tax-free exchange to its shareholders to the extent that shares of presently issued and outstanding Common Stock are exchanged for shares of New Common Stock. The shares of New Common Stock issued to each shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by such shareholder immediately prior to the Reverse Stock Split. A shareholder's holding period for shares of New Common Stock will include the holding period for shares of Common Stock exchanged therefore, provided that the shares of Common Stock were capital assets held by such shareholder.


PURPOSE AND EFFECT OF INCREASE IN AUTHORIZED COMMON STOCK
The principal effect of the Capital Stock Increase will be to increase the total amount of authorized Common Stock of the Company from 15,000,000 shares to 100,000,000 shares. The respective voting rights and other rights that accompany the Common Stock will not be altered by the Capital Stock Increase. The par value of the Common Stock will remain at $0.01 per share. Consequently, the Board of Directors effectively will have the authority to issue 85,000,000 more shares of Common Stock than it had the authority to issue prior to the Capital Stock Increase. After giving effect to the Capital Stock Increase, but without adjustment for the Reverse Stock Split, the number of outstanding shares of Common Stock (as of the Record Date) will remain the same 12,056,344 shares of Common Stock, but the total number of shares of Common Stock which will be available for issuance by the Company will increase to 100,000,000 shares with the result that authorized but unissued shares available to the Company will be approximately 87,943,656 shares. The Board of Directors currently has the authority to issue up to 1,000,000 shares of Preferred Stock. There are currently no shares of Preferred Stock issued and the Capital Stock Increase will not affect the authorized number of shares of Preferred Stock.

All authorized but unissued shares of Common Stock will be available for issuance from time to time for any proper purpose, including the financing of future operations (including issuances in connection with stock-based employee benefit plans, stock splits or dividends and issuances to raise capital or effect acquisitions) and the merger with or the acquisition of a business. There are currently no arrangements, agreements and understandings for the issuance and the use of the additional shares of the authorized capital stock of the Company. The Board of Directors does not presently intend to seek further shareholder approval of any future issuances of shares unless such approval is then required by law or the rules of any stock exchange or the OTC Electronic Bulletin Board trading system to which the Company may then be subject. Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of New Common Stock that may be issued in the future, and therefore, future issuances of New Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing shareholders.

The Company believes that the Capital Stock Increase will enable it to engage in a merger with or the acquisition of a business and to develop and grow its future operations. The Company also believes the Capital Stock Increase may enhance the Company's flexibility in its future financing and capitalization needs and is therefore critical to its ability to conduct future operations and attract new capital. The proposal could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of New Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's shareholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

Unless and until additional shares of New Common Stock are issued, the Capital Stock Increase will not affect any given shareholder's proportionate equity interest in the Company. In addition, it will not affect the relative rights, preferences, privileges or priorities of any shareholder. THERE CAN BE NO ASSURANCE THAT THE CAPITAL STOCK INCREASE WILL INCREASE THE COMPANY'S ABILITY TO FINANCE FUTURE ACTIVITIES OR THAT IT WILL BE ABLE TO COMPLETE A MERGER WITH OR ACQUISITION OF A BUSINESS.


                                           By order of the Board of Directors,


                                           /s/ Ian W. Rice
                                           -------------------------
                                           Ian W. Rice
                                           Chairman and President

June 25, 2001

                                                                       EXHIBIT A

                       CARING PRODUCTS INTERNATIONAL, INC.

                      2001 EMPLOYEE STOCK COMPENSATION PLAN

PURPOSE OF THE PLAN.

         This 2001 Employee Stock Compensation Plan ("PLAN") is intended to further the growth and advance the best interests of CARING PRODUCTS INTERNATIONAL, INC., a Delaware corporation ("COMPANY"), and Affiliated Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common Stock.

DEFINITIONS.

         Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

         "ACT" means the U.S. Securities Act of 1933, as amended.

         "AFFILIATED CORPORATION" means any Parent or Subsidiary of the Company.

         "AWARD" or "GRANT" means any grant or sale of Common Stock made under this Plan.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company. The term "COMMITTEE" is defined in "Administration of the Plan."

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" or "COMMON SHARES" means the common stock, $0.01 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

         "DATE OF GRANT" means the day the Committee authorizes the grant of Common Stock or such later date as may be specified by the Committee as the date a particular award will become effective.

         "EMPLOYEE" means and includes the following persons: (i) executive officers, officers and directors (including advisory and other special directors) of the Company or an Affiliated Corporation; (ii) full-time and part-time employees of the Company or an Affiliated Corporation; (iii) natural persons engaged by the Company or an Affiliated Corporation as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Corporation.

         "PARENT" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         "PARTICIPANT" means an Employee to whom an Award of Plan Shares has been made.

         "PLAN SHARES" means shares of Common Stock from time to time subject to this Plan.

         "SUBSIDIARY" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

EFFECTIVE DATE OF THE PLAN.

         The effective date of this Plan is __________, 2001. No Plan Shares may be issued after ____________, 2011.

ADMINISTRATION OF THE PLAN.

         The Compensation Committee of the Board of Directors ("COMMITTEE"), or in default of the appointment or continued existence of such Committee then the Board of Directors, will be responsible for the administration of this Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this Plan. Awards of Plan Shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an Employee as herein provided. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

STOCK SUBJECT TO THE PLAN.

         The maximum number of Plan Shares which may be awarded under this Plan is 5,000,000 shares. However, no Award may be issued that would bring the total of all outstanding Plan Shares under the Plan to more than 20% of the total number of shares of Common Stock of the Company at the time outstanding.

PERSONS ELIGIBLE TO RECEIVE AWARDS.

         Awards may be granted only to Employees (as herein defined).

GRANTS OR AWARDS OF PLAN SHARES.

         Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Plan Shares are to be granted, and the number of Plan Shares to be awarded to each Employee. A Grant to an Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair value thereof on the date of Grant. No Grant will be made if, in the judgment of the Committee, such a Grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

DELIVERY OF STOCK CERTIFICATES.

         As promptly as practicable after authorizing an Award of Plan Shares, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares. An Award may be made under this Plan wherein the Plan Shares may be issued only after registration under the Act.

ASSIGNABILITY.

         An Award of Plan Shares may not be assigned. Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

EMPLOYMENT NOT CONFERRED.

         Nothing in this Plan or in the Award of Plan Shares shall confer upon any Employee the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Employee at any time for any reason whatsoever, with or without cause.

LAWS AND REGULATIONS.

         The obligation of the Company to issue and deliver Plan Shares following an Award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

WITHHOLDING OF TAXES.

         If subject to withholding tax, the Company or any Affiliated Corporation may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or Affiliated Corporation in its discretion may determine. In lieu of part or all of any such payment, the Employee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of Plan Shares, and the Employee fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the Award of Plan Shares.

RESERVATION OF SHARES.

         The stock subject to this Plan shall, at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in "Stock Subject to the Plan," and such number of Common Shares hereby is reserved for such purpose. The Committee may decrease the number of shares subject to this Plan, but only the Board of Directors may increase such number, except as a consequence of a stock split or other reorganization or recapitalization affecting all Common Shares.

AMENDMENT AND TERMINATION OF THE PLAN.

         The Committee may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in "Effective Date of the Plan" or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee".

DELIVERY OF PLAN.

         A copy or synopsis (for which copy the prospectus will serve) or description of this Plan shall be delivered to every person to whom an Award of Plan Shares is made. The Secretary of the Company may, but is not required to, also deliver a copy of the resolution or resolutions of the Committee authorizing the award.

LIABILITY.

         No member of the Board of Directors, the Committee or any other committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

MISCELLANEOUS PROVISIONS.

         The place of administration of this Plan shall be in the State of Arizona (or subsequently, wherever the Company's principal executive offices are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of Arizona. Without amending this Plan, the Committee may issue Plan Shares to Employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries. All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

REORGANIZATIONS AND RECAPITALIZATIONS OR THE COMPANY.

         (a) The shares of Common Stock subject to this Plan are shares of the Common Stock of the Company as constituted on the Effective Date of the Plan. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall
(i) in the event of an increase in the number of outstanding shares, be proportionately increased; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

         (b) Except as expressly provided above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

         By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2001 Employee Stock Compensation Plan of the Company.

DATED: _____________, 2001

                                           CARING PRODUCTS INTERNATIONAL, INC.


                                           By...................................
                                                    Authorized Officer

(SEAL)


By...............................................
      Secretary or Assistant Secretary

                                                                       EXHIBIT B
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                       CARING PRODUCTS INTERNATIONAL, INC.

                  Caring Products International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:


                  FIRST:   That the Board of Directors of the Corporation by
unanimous written consent of its members pursuant to Section 141(f) of the General Corporation Law of Delaware, filed with the minutes of the Board of Directors, adopted resolutions adopting the following amendment to the Certificate of Incorporation of the Corporation:

                  RESOLVED, That the Board of Directors hereby approves and recommends to the holders of the common stock of the Company, par value $0.01 per share (the "Common Stock") (the "Shareholders") (1) a one for one hundred reverse stock split, and (2) an increase in the authorized number of common shares to 100,000,000, thereby increasing the authorized shares of capital stock to 101,000,000; and further

                  RESOLVED, That the Board of Directors hereby approves and recommends to the Shareholders the amendment to Article FOURTH of the Company's Certificate of Incorporation, as amended, to effect (a) a one for one hundred reverse stock split, and (b) an increase in the number of authorized shares of capital stock to one hundred one million (101,000,000), so that, as amended, the first paragraph of said Article shall read in its entirety as follows:

                "FOURTH. The Corporation shall have authority to issue an aggregate of One Hundred One Million (101,000,000) shares of capital stock, of which 1,000,000 shares shall be classified as Preferred Stock, par value $0.01 per share, and 100,000,000 shares shall be classified as Common Stock, par value $0.01 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value. Each 100 shares of Common Stock outstanding at 9:00 a.m. on July 16, 2001 shall be deemed to be one share of Common Stock of the Corporation, par value $0.01 per share."


                  SECOND: That in lieu of a meeting and vote of stockholders, the stockholders holding a majority of the outstanding shares of stock entitled to vote on the amendment have given written consent to said amendment in accordance with the provisions of Section 228(a) of the General Corporation Law of the State of Delaware.

                  THIRD:    That the aforesaid amendment was duly adopted in
accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by Ian W. Rice, its Chairman and President, this _____ day of ________ 2001.

                                           CARING PRODUCTS INTERNATIONAL, INC.

Attest:

/s/ Steven A. Saide                        By:  /s/ Ian W. Rice
-----------------------------                  --------------------------------
Steven A. Saide                                 Ian W. Rice
Secretary                                       Chairman and President


                                      B-1